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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2002

                              SPHERION CORPORATION
             (Exact name of registrant as specified in its charter)

              Delaware                    1-11997               36-3536544
 ---------------------------------      ------------       -----------------
    (State or other jurisdiction        (Commission         (I.R.S. Employer
 of incorporation or organization)      File Number)       Identification No.)


                             2050 Spectrum Boulevard
                         Fort Lauderdale, Florida 33309
          -------------------------------------------------------------
          (Address, including zip code, of Principal Executive Offices)

       Registrant's telephone number, including area code: (954) 938-7600





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ITEM 9. REGULATION FD DISCLOSURE

         On August 14, 2002, each of the Principal Executive Officer, Cinda A. Hallman, and Principal Financial Officer, Roy G. Krause, of Spherion Corporation submitted to the S.E.C. sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

         A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SPHERION CORPORATION


Date: August 14, 2002                  By: /s/ Cinda A. Hallman
                                           -------------------------------------
                                           President and Chief Executive Officer




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EXHIBIT INDEX


Exhibit          Document
-------          --------

99.1             Statement Under Oath of Principal Executive Officer dated
                 August 14, 2002


99.2             Statement Under Oath of Principal Financial Officer dated
                 August 14, 2002





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